                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)            SEPTEMBER 30, 1998
                                                              ------------------

                     FIRST USA BANK, NATIONAL ASSOCIATION
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            (Exact name of registrant as specified in its charter)

    (AS SERVICER ON BEHALF OF CC MASTER CREDIT CARD TRUST (FORMERLY CHEVY
                       CHASE MASTER CREDIT CARD TRUST))



LAWS OF THE UNITED STATES                   33-81786                       76-0039224
-------------------------                   --------                       ----------
(State or other jurisidiction of     (Commission File Number)     (IRS Employer Identification
incorporation or organization)                                              Number)



201 NORTH WALNUT STREET, WILMINGTON, DELAWARE                           19801
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(Address of principal executive offices)                              (Zip Code)


                302/594-4117
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Registrant's telephone number, including area code


                                      N/A
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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5. OTHER EVENTS

          Effective September 30, 1998, First USA Bank, N.A., a national banking association organized under the laws of the United States (the "Bank"), which is a wholly owned subsidiary of First USA Financial, Inc., which is a wholly owned subsidiary of BANC ONE CORPORATION, purchased the credit card operation of Chevy Chase Bank, F.S.B., a federally chartered stock savings bank ("Chevy Chase"). In connection with the purchase, the Bank assumed all of Chevy Chase's rights and obligations as Seller and Servicer of CC Master Credit Card Trust (formerly Chevy Chase Master Credit Card Trust), under the Amended and Restated Pooling and Servicing Agreement dated as of August 1, 1994, between Chevy Chase, as Seller and Servicer, and Bankers Trust Company, as Trustee (the "Trustee"), as supplemented and amended (the "Amended and Restated Pooling and Servicing Agreement").


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          (c) EXHIBITS.

          The following exhibits are filed as a part of this report:

          (99.01) Assignment and Assumption Agreement dated as of September 30, 1998, among the Bank, Chevy Chase, CCB Holding Corporation and the Trustee relating to CC Master Credit Card Trust (formerly Chevy Chase Master Credit Card Trust).

          (99.02) Fifth Amendment to the Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1998, among the Bank, Chevy Chase and the Trustee relating to CC Master Credit Card Trust (formerly Chevy Chase Master Credit Card Trust).

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           FIRST USA BANK, NATIONAL ASSOCIATION
                           As Servicer of the CC Master Credit Card Trust (formerly Chevy Chase Master Credit Card Trust)


                           By: /s/ Tracie H. Klein
                               -------------------------------------
                               Name:  Tracie H. Klein
                               Title: Vice President



Date:  November 19, 1998
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

                                 EXHIBIT INDEX


EXHIBIT NO.                     DOCUMENT                                  PAGE

(99.01)          Assignment and Assumption Agreement dated                  5
                 as of September 30, 1998, among the Bank, Chevy Chase, CCB Holding Corporation and the Trustee relating to CC Master Credit Card Trust (formerly Chevy Chase Master Credit Card Trust).

(99.02)          Fifth Amendment to the Amended and                        17
                 Restated Pooling and Servicing Agreement dated as of September 30, 1998, among the Bank, Chevy Chase and the Trustee relating to CC Master
                 Credit Card Trust (formerly Chevy Chase Master
                 Credit Card Trust).